EXHIBIT 99.1

Investor Presentation
March 2014

March 2014

Forward Looking Statements
This presentation contains information that is “forward-looking” in that it describes events and conditions HPEV, Inc.
reasonably expects to occur in the future. Expectations for the future performance of HPEV, Inc. are dependent upon a number of factors, and there can be no assurance that HPEV, Inc. will achieve the results as contemplated herein.
Certain statements contained in this release using the terms “will”, “could”, “may”, “expects to”, “potential”,
“planned”, “expected”, “estimates”, “schedule”, “anticipates”, and other terms denoting future possibilities, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The accuracy of these statements cannot be guaranteed as they are subject o a variety of risks, which are beyond HPEV, Inc.’s ability to predict, or control and which may cause actual results to differ materially from the estimates contained herein. Among these risks are those set forth in HPEV, Inc.’s Form 10-K and in reports subsequently filed with the
Securities and Exchange Commission, and in addition to the other risks and caveats included in this presentation. It is important that each person reviewing this presentation understand the significant risks attendant to the operations of
HPEV, Inc.
Except as required by law, HPEV, Inc. disclaims any obligation to update any forward-looking statement contained herein.

HPEV, Inc.
Energy Efficient, Market Driven

HPEV, Inc. (OTCPK:WARM) - Share Pricing Open: 0.79 High: 1.85 Low: 0.25 Close: 1.84 Avg: 0.56
Open: High: Low: Close: Avg:
2.00
1.90
1.80
1.70
1.60
1.50
1.40
1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
930,000.00
900,000.00
850,000.00
800,000.00
750,000.00
700,000.00
650,000.00
600,000.00
550,000.00
500,000.00
450,000.00
400,000.00
350,000.00
300,000.00
250,000.00
200,000.00
150,000.00
100,000.00
50,000.00
0.00
Apr-2013
May-2013
Jun-2013
Jul-2013
Aug-2013
Sep-2013
Oct-2013
Nov-2013
Dec-2013
Jan-2014
Feb-2014
Mar-2014

Company Snapshot
Symbol:	OTCQB: WARM
Recent Price:	$ 1.85
52-Week High/Low:	$ 2.00 - $ 0.23
Common Shares Outstanding(1):	48.7 million
Options/Warrants(1)(2):	30.1 million
Market Capitalization: Enterprise Value:	$ 90 million
$ 90 million
Source: Capital IQ, company filings
(1)As of 9/30/2013
(2)Options 5M, Warrants 15.1M, 200 Convertible Preferred Shares that convert to 10M common
Sector:	Industrial Engineering
Year Founded / Public:	2005 / 2011
Headquarters:	Tampa, FL
Headcount:	8 full time - 45 contract
Insider Ownership:	37.5%
Auditor:	Anton & Chia, LLP
Fiscal Year End:	December 31st
March 2014

HPEV, Inc.
Energy Efficient, Market Driven

The Problem

HEAT

Heat is the waste by-product of mechanical
energy - the ugly evidence of inefficiency
• The efficient removal of heat from equipment is a paramount challenge for manufacturers of motors, generators, and pumps, and many other types of mechanical equipment and products
 ○ Excess heat results in lower power output for equipment such as motors & generators and others
 ○ Manufacturers must compensate for these thermal losses in their engineering by adding greater amounts of Active Material (the expensive part of the motor/generator: larger rotor/stator sizes, heavier gauge wiring and seals, etc.) when manufacturing, thereby increasing product costs
• Less Active Material used in manufacturing results in lower costs (better margins), and the engineering reality that smaller motors can put out more power (and potentially be sold for more)
• Worldwide environmental and efficiency mandates are being implemented in motors and generators in three steps: 2013, 2015, 2017(1)
(1) International Electrotechnical Commission’s IE3 standards and Minimum Efficiency Performance Standards (MEPS)
March 2014

HPEV, Inc.
Energy Efficient, Market Driven

FIG. 1

FIG. 2

The Solution
HPEV’s patented technology
removes heat better than the
current cooling methods: air
cooling or liquid cooling
• HPEV’s disruptive thermal dispersion technology transfers heat via proprietary patented heat pipe arrays with unique capabilities
• HPEV’s heat pipe arrays and systems allow heat pipes to move heat in ANY direction (even against gravity) and require little or no maintenance
 ○ Heat pipes can be added to almost any electric motor or generator resulting in a smaller, more efficient, higher output machine that runs cooler with a longer operating lifespan and lower maintenance costs
 ○ Independent third-party & customer testing confirms motors and generators operating with HPEV’s technology have 25-40% higher
 “power density” or horsepower output
 ○ Higher power density results in up to 30% lower manufacturing costs as smaller motors can put out the same amount of power and manufacturers can use standard raw materials (wire, insulation, etc.) instead of costly exotic raw materials
March 2014

HPEV, Inc.
Energy Efficient, Market Driven

LIQUID RETURN
CONDENSER
At one end, the condenser cools the vapor and it releases the heat, having removed it from the other end of the Heat Pipe.
Heat is moved as vapor that transfers it from one end of the pipe to the other.
HEAT IN
HEAT OUT
EVAPORATOR
Heat enters the heat pipe at its evaporator where it causes working fluid to vaporize.
LIQUID TURNING TO VAPOR
The heat absorbed by the fluid then evaporates and creates pressure that acts as a pump and sends the fluid to the other end of the Heat Pipe to be released or "moved."

Heat Pipes
• A heat pipe is a heat-transfer device that, at a basic level, consists of a bifurcated hollow metal pipe filled with water that moves heat from one end to the other via evaporation and condensation within a closed system
• Heat pipes have been around since the late 1800’s, and beginning in the late 1970’s and 1980’s engineers began applying the technology to industrial applications
• HPEV’s intellectual property consists of application patents and patents-pending that, in conjunction with unmatched engineering expertise, allows OEMs to implement HPEV’s designs into their existing manufacturing systems and ensure manufacturability down the production line
March 2014

HPEV, Inc.

Energy Efficient, Market Driven

United States Patent

United States Patent

United States Patent

United States Patent

United States Patent

Intellectual Property
• While heat pipe technology has been around for over 100 years, HPEV controls a patent portfolio that leverages a unique ability to increase power density and lower manufacturing costs in the motor and generator industry, among additional markets
• Five U.S. utility patents have been issued
• More than 20 Patent Cooperation Treaty (PCT) patents are pending or in the application process
• Patent Attorney: Polster, Lieder, Woodruff & Lucchesi, L.C.
March 2014

HPEV, Inc.
Energy Efficient, Market Driven

HPEV, Inc.

Technology Applications
Thermal Dispersion
• Electric Motors
• Generators
• Submersible Pumps
• Industrial Pumps
• Compressors
• Bearings
Mobile Generation
• Retrofit any Class 2-8
 truck
• “Ultimate Work Truck”
• Eliminates the need for
 expensive, tow-behind
 mobile generators
Future Applications
• Hybrid Conversion
• Vehicle Components
• Engines
• Super Chargers
• Industrial
• Power Systems
March 2014

Thermal Dispersion
HPEV’s Thermal Dispersion technology is poised to be the most disruptive and ONLY technology (resulting in more than 5% cost savings) introduced to the industrial motor/generator industry since the introduction of the frameless DC motor in the 1950s(1)
(1) CEO Tim Hassett’s father, Jack Hassett, invented the frameless DC motor
Benefits to End User
Benefits to Manufacturer
• Easy integration on existing production lines
• More output from the same package or the
 same output from a smaller package
• Increased standardization of product line as a
 result of a reduction in product modifications
• Scalable application from 1 to 30,000hp
• Better reliability
• Lower maintenance costs
• Increased effective lifespan of motor
• Greater efficiency, therefore lower energy
 costs
• Lower purchase cost (provided manufacturer
 passes savings along to the end user
• HPEV’s patented heat pipe arrays provide a unique solution, the best cooling available at the lowest cost. The technology is unrivaled by air cooling, liquid cooling, and heat exchangers
• The technology can be added to almost any electric motor or generator, or motor driven pump
• Allows motors to run cooler, have longer operating lifespan, and have lower maintenance costs
March 2014

ESSCO Testing - “It’s a Real Game Changer”
ESSCO Pumps and Controls, an industry leader of custom pump solutions since 1955, completed its final round of testing during November 2013 with stellar results
John Ivins, ESSCO President:
 • “Honestly, I’m amazed with the results! This is a significant innovation in the pump industry and the biggest improvement in pumps in more than 50 years.”
 • “…with HPEV’s technology, we now have a solution for a huge industry problem, solving one of its Achilles’ heels. By removing heat in this way, we dramatically reduce maintenance costs and time loss while improving pump output and flow as well. It’s a real game changer.”
• Testing Measured the heat tolerance of a Grundfos/Yeomans Chicago motor frame with Nidec wound stator/rotor (Active Material) inside on a dry-pit submersible pump
 ○ Current dry-pit submersible pumps are cooled by the effluent (what is being pumped) and they clog regularly resulting in having to be taken out of service often with extremely high maintenance costs.
 ○ Current dry-pit pump motors are rated to run out of water for 15 minutes before heat causes system shutdown.
 ○ HPEV’s technology was integrated directly into the Nidec motor and the pump no longer needs to be cooled by the effluent - no more clogging or maintenance
• Results confirmed an increase of more than 200% horsepower output, and the pump ran for more than six hours of continuous operation (out of water /
 not submersed) at or above full power without reaching critical temperatures
March 2014

Illustrative Cost Savings Example
Lower manufacturing costs and higher horsepower output favorably move both the revenue and cost levers for motor manufacturers (HPEV’s customers)
Before: Large
hood on top of the
motor is a heat
exchanger
After: HPEV’s
technology
eliminates the
need for the heat
exchanger; lower
cost and smaller
footprint
	Air Cooled Motor	HPEV Improved Motor	Improvement
Output (Horsepower)	1,000hp	1,400hp	40%
Retail Price	$100,000	$165,000	65%
COGS	$50,000	$35,000	30%
Gross Profit	$50,000	$130,000	160%
Electric Motor - Customer Benefits Model
March 2014

Incumbent Cooling Technology
Motor and Generator Cooling Options: HPEV wins in EVERY category and reduces manufacturing costs by more than 25%
	Fan Cooled	Liquid Cooled	Heat Exchanger	HPEV
Heat Transfer (W/m2K)(1)	1x	1x	4x	8-9x
Required Accessories	Blower/Fan and Piping	Pump and Piping	Pump, Radiator, Fan, Blower, and Piping	None
Construction	Complex	Medium	Complex	Simple
Cost	Low	Medium-High	High	Very Inexpensive
Reliability	Low (dust particles and filters required)	Medium	Low (fouling)	High
(1) Watts per squared meter kelvin
March 2014

Mobile Generation
Mobile Generation (MG) systems transform any Class 2-8 truck into a mobile generator
• Patent-pending gearing system uses the truck’s engine, regardless of type
 (natural gas, diesel, gas, fuel cell, etc.), to power an on-board generator that delivers up to 400kw of electric power
• Eliminates the need for a tow-behind generator for a work site, saving a differential of 1/5th the weight and half the cost versus the tow-
 behind alternative
• Used to power any electric equipment including common devices such as compressors, welders, and even bucket truck arms; also serves as an emergency power backup and can be plugged right into the Grid
• Adaptable to any type of vehicle/engine and does not affect truck warranties
• The secret to making all of this work: HPEV’s patent-pending gearing system and thermal dispersion technology that provides more power from a smaller unit and allows it to draw the power from the truck
• Technology can be retrofitted into existing work trucks or customers can purchase the Ultimate Work Truck which is a new design/build model
• Massive addressable market beginning with utility fleets and other trades
March 2014

HPEV, Inc.
Energy Efficient, Market Driven

Nidec All for dreams
WEG Motors and Drives
GE
SIEMENS
TECO Westinghouse
ABB
REGAL BELOIT
EMERSON

~$60b Addressable Market

Estimated Market Size
Addressable markets estimated at over $90 billion, growing 3-5% annually; management has relationships with nearly all the major industry players from the executive suite to engineering to manufacturing
• The addressable worldwide motor and generator markets are estimated to be ~$60 billion
Big-8: 80-85%
• We estimate the large industrial pump market in the United States to be ~$30 billion annually
• HPEV is working with several of the leading pump manufacturers to expeditiously get product to the market; manufacturers expect swift market adoption
 ○ The “Big-8” control between 80-85% of the market
 ○ Management has relationships at each of the Big-8
 at both the executive and manufacturing levels
March 2014

Revenue Model
HPEV is an intellectual property and engineering company - not a manufacturer
License Fees
Royalties
• Upfront license fee to use the technology
 (1-3 year term)
• Expected motor/generator license fee $1-
 10 million depending on factors such as
 exclusivity, sales minimums, products
 that use the technology and duration
• Royalties on revenue from sales of
 underlying equipment = ~3% of gross
 sales
• Royalties from Thermacore on each sale
 for the use of HPEV’s IP
In some cases, HPEV will consider JVs with customers
and share the profit margin with zero cash outlay from
HPEV
Marketing Strategy
Third-Party Validation
• HPEV has third-party validation reports from
 multiple industry leading certification firms
• Three of the Big-8 have done internal validation
• Acceleration of Big-8 implementation schedule
• Existing relationships, strategic alliances, trade
 journals, and competitive demand
• In commercialization phase with 2 and design
 phase of discussions with 4 of the Big-8
• When one is using the technology in the
 marketplace, the others will all need the
 technology
March 2014

HPEV, Inc.
Energy Efficient, Market Driven

Potential Customers

Nidec – All for dreams
WEG – Motors and Drives
SIEMENS
TECO Westinghouse
FLYGT – a xylem brand
EMERSON
ABB
GE
ESSCO
REGAL BELOIT

Channel Partner

THERMACORE – Thermal Management Solutions

Target Customers
HPEV’s optimal customer is a motor/generator manufacturer producing units between 1hp and 30,000hp
• ESSCO Pumps & Controls
• WI Technologies
• Emerson Corp. (NYSE: EMR)
• Nidec Corp. (NYSE: NJ)
• Flygt (Sub of Xylem - NYSE: XYL)
• WEG Motors (Brazil)
• GE Power Conversion (NYSE: GE)
• Siemens (NYSE: SI)
• Regal Beloit (NYSE: RBC)
• ABB (NYSE: ABB)
• TECO-Westinghouse Motor Company
• Thermacore - Leader in Heat Exchangers
 • Fabricate HPEV technology and sell
 directly to the OEM
 • HPEV’s “salesforce” to the 200+
 motor/generator OEMs that are not
 part of the “Big-8”
March 2014

Management

Tim Hassett CEO, Chairman & Co- Founder
30+ years experience managing and growing mid-sized manufacturing firms: GE, WaveCrest, Hawk Motors,
Rockwell Automation
•Turned around two divisions for Jack Welch at GE
•WaveCrest from $0 to $30M in revenues in 18 months (with Mark)
•Lemo from $32 to $75M in revenue and grew net income 22x in 4 years (with Mark)
•Mars Rover drive train co-designer

Mark Hodowanec Co-Founder
20+ years of engineering & operations expertise: more than 30 publications & numerous patents
•Led new product innovation at Reliance Electric
•Engineering Manager at Siemens Energy and Automation
•Led Emerson to API approval - after Emerson’s efforts had failed for 11 years
•Mars Rover drive train co-designer

Ted Banzhaf President
20+ years experience in growing public companies in all facets of finance, growth strategies, and management
• Expertise in maximization of shareholder value and maturing small companies into larger organizations
• SpatiaLight Technologies (NASDAQ:HDTV), CE Unterburg Towbin, Raymond James

Quentin Ponder Vice Chairman
50+ years experience in management: Baldor Electric Motors, Franklin Electric Motors, GE
• Noted in the book “World Class Manufacturing: The Next Decade” as one of the 5 best executives for manufacturing improvement pathways in the modern industrial era
• Coined the term “Flex Flow Manufacturing” based on his revolutionary manufacturing management techniques

Experienced management team with a history of bringing technology to market
March 2014

Select Recent News

2/20/2014: “Energy Efficiency Innovator HPEV, Inc. Reveals Its Burgeoning Patent Portfolio”
•Announced it has received five U.S. utility patents and has more than 20 global PCT patents either pending or in the application process

2/20/2014: “Energy Efficiency Innovator HPEV, Inc. Brings Co-Founder Mark Hodowanec on as Chief Technology Officer”
•A significant milestone for the Company as Mark will play a key role in driving customer relationships, shaping technology strategy, and further developing the Company’s patent portfolio
•Mark is an industry veteran having previously served as head of engineering at Curtiss-Wright, Director of Operations at WaveCrest
Laboratories, Engineering Manager at Siemens Energy and Automation, and led new product innovation at Reliance Electric

1/16/2014: “HPEV Announces New Strategic Advisory Board Led by Recently Retired Emerson Electric Heavyweight”
•Dick Schul is a 43 year motor/generator veteran and industry insider who recently retired from Emerson Electric as Group Vice President of
Emerson Climate Technologies
•Dick will provide valuable perspective and recommendations in the areas of product guidance, customer development, and sales and territory expansion

12/17/2013: “Energy Efficiency Innovator HPEV, Inc. Shines in Critical Commercialization Test”
•Mohler Technology, Inc. completed tests for a generator for a yet to be named customer in which power density increased between 25-35%
while all industry certification standards were met

11/25/2013: “Energy Efficiency Innovator HPEV, Inc. Exceeds Expectations in Third-Party Commercialization Tests”
•Announced ESSCO Pumps & Controls completed its final round of commercialization tests for a revolutionary line of dry-pit submersible pumps for the water and wastewater industry
•Current standard is for pumps to run out of water (not submersed) for up to 15 minutes without reaching critical temperatures requiring a shutdown; the HPEV unit ran continuously for over 2 hours without reaching critical temperatures

March 2014

HPEV, Inc.
Energy Efficient, Market Driven

Seasoned management team with significant industry experience and relationships
Defensible IP; 5 U.S. patents issued and over 20 pending or in application
Technology directly addresses an industry need
Extraordinary opportunity in markets exceeding $90 billion annually
License and royalty revenue model, creates tremendous earnings potential
Additional applications outside of initial targeted markets

Investment Considerations
• Patented, disruptive technology is being
 commercialized NOW by several of the
 Big-8
• The immediate addressable market is
 approximately $90 billion; a 3% royalty is
 an extraordinary earnings opportunity
• Improves power output by ~25%, reduces
 manufacturing costs by ~25%, and helps
 manufacturers meet increasingly stringent
 environmental and efficiency mandates
• Management team is experienced with
 bringing technologies to market and has
 extensive relationships with industry
 leaders
• Licensing/royalty revenue model to
 provide significant operating leverage
March 2014

HPEV, Inc.
Energy Efficient, Market Driven

HPEV, Inc.

Energy Efficient, Market Driven

Contact Information
OTCQB: WARM
Thank you for your interest
Ted Banzhaf
President
415-971-4873
tbanzhaf@hpevinc.com
March 2014